EXHIBIT 10.45

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE 1	OF PAGES
2. AMENDMENT/MODIFICATION NO. 0014	3. EFFECTIVE DATE 10/01/2018	4. REQUISITION/PURCHASE NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	2543	7. ADMINISTERED BY (If other than Item 6) CODE		14531
Centers for Disease Control and Prevention Office of Acquisition Services (OAS) 2920 Brandywine Rd, RM 3000 Atlanta, GA 30341-5539		ASPR-BARDA 200 Independence Ave. SW Room 640-G Washington, DC 20201-
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, county, State and ZIP Code)		(√)	9A. AMENDMENT OF SOLICITATION NO.
EMERGENT BIODEFENSE OPERATIONS LANSING LLC 3500 N MARTIN LUTHER KING JR BLVD LANSING, MI 48906-2933
9B. DATED (SEE ITEM 11)

10A. MODIFICATION OF CONTRACT/ORDER NO.
200-2017-92634
		X	10B. DATED (SEE ITEM 13)
CODE 026489018	FACILITY CODE		12/08/2016
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
 The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers ___ is extended, ___ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(√)			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority) Unilateral FAR 42.202, Assignment of Contract Administration
E. IMPORTANT: Contractor is not, is required to sign this document and return ________ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) See Page 2
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME OF CONTRACTING OFFICER Lauren Peel
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA BY /s/ Lauren Peel (Signature of Contracting Officer)	16C. DATE SIGNED 10/1/18
NSN 7540-01-152-8070 STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITION UNUSABLE 30-105 Prescribed by GSA
FAR (48 CFR) 53.243

Pursuant to FAR 42.202, Assignment of Contract Administration, the above referenced task order is modified as follows:
1.	Change the contract administration office --
FROM:
Centers for Disease Control and Prevention (CDC)
Office of Acquisition Services (OAS)
2920 Brandywine Road
Atlanta, GA 30341-5539
TO:
ASPR-BARDA
200 Independence Ave. SW
Room 640-G
Washington DC 20201
2.
Change the paying office – For goods/services delivered or provided by 9/30/2018, the paying office has not changed and invoices shall be sent to the Centers for Disease Control and Prevention for those delivered items.  For goods/services delivered or provided on or after 10/1/2018, see paying office change below:

FROM:
Centers for Disease Control and Prevention
Financial Management Office (FMO)
PO Box 15580
Atlanta, GA 30333-0080
TO:
PSC/FMS
psc_invoices@psc.hhs.gov
3.
Change the invoice instructions – For goods/services delivered or provided by 9/30/2018, the invoice instructions have not changed and the contractor shall follow the current Centers for Disease Control and Prevention instructions for those delivered items.  For goods/services delivered on or after 10/1/2018, see invoice instructions change below:

TO:
INVOICES - COMMERCIAL
(a) Invoice Submission.
(1) The Contractor shall submit invoices once per month.
(2) A proper invoice, with all required back-up documentation shall be sent electronically, via email, to the COR mailbox:
(i) Contracting Officer's Representative (COR)
(3) A proper invoice, not including non-invoice related documents (i.e. deliverables, reports, balance statements) shall be sent electronically, via email, to:
(i) Contract Specialist via mailbox: [**]
(ii) Financial Management Service (FMS) via mailbox: psc_invoices@psc.hhs.gov
(4) The subject line of your email invoice submission shall contain the contract number, order number (if applicable), and the number of invoices.  The Contractor shall send one email per contract per month.  The email may have multiple invoices for the contract.  Invoices must be in the following formats: PDF, TIFF, or Word.  No Excel formats will be accepted.  The electronic file cannot contain multiple invoices; example, 10 invoices requires 10 separate files (PDF or TIFF or Word).
(5) Invoices shall be submitted in accordance with the contract terms, i.e. payment schedule, progress payments, partial payments, deliverables, etc.
(6) All calls concerning contract payment shall be directed to the COR.
(7) Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) prompt payment regulations at 5 CFR Part 1315.
(b) Invoice Elements.
(1) In accordance with FAR 52.212-4, Contract Terms and Conditions-Commercial Items, the Contractor shall submit an electronic invoice to the email addresses designated in the contract to receive invoices.  A proper invoice must include the following items:
(i) Name and address of the Contractor;
(ii) Invoice date and number;
(iii) Contract number, contract line item number and, if applicable, the order number;
(iv) Description, quantity, unit of measure, unit price and extended price of the items delivered;
(v) Shipping number and date of shipment, including the bill of lading number and weight of shipment if shipped on Government bill of lading;
(vi) Terms of any discount for prompt payment offered;
(vii) Name and address of official to whom payment is to be sent;
(viii) Name, title, and phone number of person to notify in event of defective invoice; and
(ix) Taxpayer Identification Number (TIN).  The Contractor shall include its TIN on the invoice only if required elsewhere in this contract.
(x) Electronic funds transfer (EFT) banking information.
(A) The Contractor shall include EFT banking information on the invoice.
(B) In accordance with the requirements of the Debt Collection Improvement Act of 1996, all payments under this order will be made by electronic funds transfer (EFT).  The Contractor shall provide financial institution information to the Finance Office designated above in accordance with FAR 52.232-33 Payment by Electronic Funds Transfer - System for A ward Management.
(2) Additionally, the Program Support Center (PSC) requires:
(i) the invoice to break-out price/cost by contract line item number (CLIN) as specified in the pricing section of the contract
(ii) the invoice to include the Dun & Bradstreet Number (DUNS) of the Contractor
4.	Change the Contracting Officer –
TO:
[**]
Email: [**]
Phone:[**]
5.	All other items and terms and conditions remain unchanged.

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
ITEM	SUPPLIES / SERVICES	QTY / UNIT		UNIT PRICE			EXTENDED PRICE
0001	Biothrax/AVA Delivery Address: TBD Delivery Dates: Through [**] Fund partial order: [**] doses ($[**])	[**] Doses		$	[	**]	$	[	**]
1001	Biothrax/AVA	[**] Doses		$	[	**]	$	[	**]
1002	COR Change	[	**]	$	[	**]	$	[	**]
1003	Biothrax/AVA [**].	[**] Doses		$	[	**]	$	[	**]
1004
Payment Instructions Update Modification request Payment Instructions in Notice of Assignment for Contract 200-2017-92634.  ABA No:[**];Bank Name: [**]; Account#: [**]; Account Name: Emergent Biosolutions Inc.
		[	**]	$	[	**]	$	[	**]
1005	Biothrax/AVA	[**]Doses		$	[	**]	$	[	**]
1006	Biothrax/AVA	[	**]	$	[	**]	$	[	**]
2001	Biothrax/AVA	[	**]	$	[	**]	$	[	**]
2002	Biothrax/AVA [**]. Please see attached documents.	[**] Doses		$	[	**]	$	[	**]
2003	Biothrax/AVA [**]. Please see attached documents.	[**] Doses		$	[	**]	$	[	**]
2004	Biothrax/AVA	[**] Doses		$	[	**]	$	[	**]
2005	Biothrax/AVA	[	**]	$	[	**]	$	[	**]
2006	Biothrax/AVA	[**] Doses		$	[	**]	$	[	**]

Option 2 Option 1 Items:
ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE			EXTENDED PRICE
0002	Biothrax/AVA [**]	[**] Doses	$	[	**]	$	[	**]

Option 3 Option 2 Items:
ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE			EXTENDED PRICE
0003	Biothrax/AVA Delivery Address: TBD Delivery Dates: Through [**]	[**]Doses	$	[	**]	$	[	**]

Option 4 Option 3 Items:
ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE			EXTENDED PRICE
0004	Biothrax/AVA Delivery Address: TBD Delivery Dates: Through [**]	[**]Doses	$	[	**]	$	[	**]

Option 5 Option 4 Items:
ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE			EXTENDED PRICE
0005	Biothrax/AVA Delivery Address: TBD Delivery Dates: Through [**]	[**]Doses	$	[	**]	$	[	**]